Exhibit 21

LIST OF AFFILIATES OF
ACADIA REALTY TRUST

Last Revised 2/1/2011

Acadia Realty Trust
Acadia Realty Limited Partnership

125 Main Street Associates LLC
239 Greenwich Associates Limited Partnership
ABR Amboy Road LLC
Acadia 239 Greenwich Avenue, LLC
Acadia 2914 Third Avenue LLC
Acadia 3319 Atlantic Avenue LLC
Acadia 5-7 East 17th Street LLC
Acadia Absecon LLC
Acadia Albertson’s Add-on, LLC
Acadia Albertsons Investors LLC
Acadia Atlantic Avenue LLC
Acadia Bartow Avenue, LLC
Acadia Berlin LLC
Acadia Boonton LLC
Acadia Brandywine Condominium, LLC
Acadia Brandywine Holdings, LLC
Acadia Brandywine Subsidiary, LLC
Acadia Brandywine Town Center, LLC
Acadia Chestnut LLC
Acadia Clark-Diversey LLC
Acadia Cortlandt LLC
Acadia Crescent Plaza LLC
Acadia Crossroads, LLC
Acadia Cub Foods Investors LLC
Acadia D.R. Management LLC
Acadia Elmwood Park LLC
Acadia Georgetown LLC
Acadia Granville, LLC
Acadia Heathcote, LLC
Acadia Hendon Hitchcock Plaza, LLC
Acadia Hobson LLC
Acadia K-H, LLC
Acadia Ledgewood LLC

Acadia Lincoln Road LLC
Acadia Mad River Property LLC
Acadia Mark Plaza LLC
Acadia Market Square, LLC
Acadia Marsh Investors, LLC
Acadia MCB 127 LLC
Acadia MCB 216TH Street LLC
Acadia MCB Holding Company LLC
Acadia MCB Sea Plum Town Center LLC
Acadia Merrillville Realty, Inc.
Acadia Merrillville Realty, L.P.
Acadia Mervyn I, LLC
Acadia Mervyn II, LLC
Acadia Mervyn Investors I, LLC
Acadia Mervyn Investors II, LLC
Acadia Mervyn Promote Member I, LLC
Acadia Mervyn Promote Member II, LLC
Acadia Naamans Road LLC
Acadia New Loudon, LLC
Acadia Pacesetter LLC
Acadia Property Holdings, LLC
Acadia Realty Acquisition I, LLC
Acadia Realty Acquisition II, LLC
Acadia Realty Acquisition III LLC
Acadia Rex LLC
Acadia Self Storage LLC
Acadia Self Storage Management Company LLC
Acadia Self Storage Management Investment Company LLC
Acadia Sheepshead Bay LLC
Acadia Shopko Investors LLC
Acadia SPE Boonton LLC
Acadia Storage Company LLC
Acadia Storage Post LLC
Acadia Storage Post Metropolitan Avenue LLC
Acadia Storage Post Portfolio Company LLC
Acadia Strategic Opportunity Fund II, LLC
Acadia Strategic Opportunity Fund III LLC
Acadia Strategic Opportunity Fund III Special Member LLC
Acadia Strategic Opportunity Fund, LP
Acadia Suffern LLC
Acadia Tarrytown, LLC
Acadia Town Line, LLC
Acadia Walnut Hill LLC
Acadia Washington Street LLC
Acadia West 54th Street LLC
Acadia West Shore Expressway LLC

Acadia Westport LLC
Acadia-P/A 161st Street LLC
Acadia-P/A Albee LLC
Acadia-P/A Canarsie, LLC
Acadia-P/A Holding Company, LLC
Acadia-P/A Liberty LLC
Acadia-P/A Sherman Avenue, LLC
Acadia-P/A/T Albee Commercial LLC
Acadia-P/A/T Albee LLC
Acadia-P/A/T Albee Residential LLC
Acadia-PA East Fordham Acquisitions, LLC
ACRS II LLC
ACRS, Inc.
Albee Development LLC
Albee Office Development LLC
Albee Retail Development LLC
AmCap Acadia 9th Addition, LLC
AmCap Acadia Agent, LLC
AmCap Acadia Batesville, LLC
AmCap Acadia Benton, LLC
AmCap Acadia Carthage GP, Inc.
AmCap Acadia Carthage LP
AmCap Acadia Cary, LLC
AmCap Acadia Cincinnati, LLC
AmCap Acadia Conroe GP, Inc.
AmCap Acadia Conroe LP
AmCap Acadia Indianapolis, LLC
AmCap Acadia Irving GP, Inc.
AmCap Acadia Irving LP
AmCap Acadia K-H Holding, LLC
AmCap Acadia K-H, LLC
AmCap Acadia Little Rock, LLC
AmCap Acadia Longview, LLC
AmCap Acadia Mustang, LLC
AmCap Acadia Roswell, LLC
AmCap Acadia Ruidoso, LLC
AmCap Acadia San Ramon, LLC
AmCap Acadia Springerville, LLC
AmCap Acadia Tucson, LLC
AmCap Acadia Tulsa, LLC
APA 216th Street LLC
Aspen Cove Apartments, LLC
Blackman Fifty L.P.
Blackman Fifty Realty Corp.
BTS Boonton, L.L.C.
Canarsie Plaza LLC

Crossroads II
Crossroads II, LLC
Crossroads Joint Venture
Crossroads Joint Venture, LLC
Fordham Place Office LLC
GDC Beechwood, LLC
GDC SMG, LLC
Heathcote Associates, L.P.
Mark Plaza Fifty L.P.
Mark Twelve Associates, L.P.
Mervyn Opportunities, LLC
P/A-Acadia Pelham Manor, LLC
Pacesetter/Ramapo Associates
RD Abington Associates Limited Partnership
RD Absecon Associates, L.P.
RD Bloomfield Associates Limited Partnership
RD Branch Associates L.P.
RD Elmwood Associates, L.P.
RD Hobson Associates, L.P.
RD Methuen Associates Limited Partnership
RD Smithtown, LLC
RD Woonsocket Associates Limited Partnership
Self Storage Management LLC
SMG Celebration, LLC
White City Partners Holding Company LLC
White City East Partners LLC
White City Partners LLC